Exhibit 3


PETROSUN EXPLORATION AND PRODUCTION, INC.
(A Wholly-Owned Subsidiary of Cronus Corporation)
(A Development Stage Enterprise)

Audited Financial Statements

For the period from April 4, 1996 (Inception)
to March 31, 1997
____________


	INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Petrosun Exploration and Production, Inc.

We have audited the accompanying balance sheet of Petrosun Exploration and Production, Inc. (a wholly-owned subsidiary of Cronus Corporation and a development stage enterprise) as of March 31, 1997, and the related statements of loss, changes in stockholder's deficit and cash flows for the period April 4, 1996 (Inception) to March 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Petrosun Exploration and Production, Inc. (a wholly-owned subsidiary of Cronus Corporation and a development stage enterprise) as of March 31, 1997, and the results of its operations and its cash flows for the period April 4, 1996 (Inception) to March 31, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred recurring losses and has deficits in working capital and net worth. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


January 8, 1998

PETROSUN EXPLORATION AND PRODUCTION, INC.
(A Wholly-Owned Subsidiary of Cronus Corporation)
(A Development Stage Enterprise)

	BALANCE SHEET
	March 31, 1997
	____________

ASSETS

Cash 				                              $	100
Receivable from related entity			    	14,715
Receivables from non-operating investors,
  (net of allowance of $69,041)				    3,633
Unproved oil and gas properties				   17,690
Total assets			                     $	36,138


	LIABILITIES AND STOCKHOLDER'S DEFICIT


Due to parent			                       $	523
Accounts payable			                 	151,272
Investment in joint venture				       46,408
Total liabilities		                		198,203
Stockholder's equity:
Common stock (.001 par value), 25,000,000 shares
  authorized, 2,000,000 shares issued and outstanding
	2,000
Additional paid in capital				        20,382
Deficit accumulated during development stage
                                				(184,447)
Total stockholder's deficit 			    	(162,065)
Total liabilities and stockholder's deficit
                                 			$	36,138

(The accompanying notes are an integral part of the financial statements.)

PETROSUN EXPLORATION AND PRODUCTION, INC.
(A Wholly-Owned Subsidiary of Cronus Corporation)
(A Development Stage Enterprise)

	STATEMENT OF LOSS
	For the period from April 4, 1996 (Inception) through March 31, 1997
	____________


Revenues					                          $ 	-0-
Expenses:
Loss on investment in joint venture		110,782
Valuation allowance of receivable from
  non-operating investors					       	69,041
	General and administrative					      	4,623
Total expenses				                 		184,447
Net loss before income taxes						  (184,447)
Income tax expense					                  	-0-
Net loss					                     $	(184,447)

(The accompanying notes are an integral part of the financial statements.)


PETROSUN EXPLORATION AND PRODUCTION, INC.
(A Wholly-Owned Subsidiary of Cronus Corporation)
(A Development Stage Enterprise)

	STATEMENT OF CHANGES IN STOCKHOLDER'S DEFICIT
	For the period from April 4, 1996 (Inception) through March 31, 1997
	____________

                                      					       Deficit
						                                          Accumulated
	                    Common  Stock	 Additional     During
			                           Par		  Paid in 		  Development
	                    Shares	 Value	  Capital        Stage 	    Total
Balance April 4, 1996		-0-	 $	-0-	    $	-0-	        $	-0-     	$	-0-
Contributed leases, April 1996
  ($.001 per share)	2,000,000	2,000 		15,187	   	           	  17,187
Contributed cash, August 1996					    	5,195		                 	5,195
Net loss		                                				 		(184,447)	  (184,447)
Balance March 31, 1997
                		2,000,000	$	2,000 	$	20,382 	$	(184,447)	$	(162,065)

(The accompanying notes are an integral part of the financial statements.)


PETROSUN EXPLORATION AND PRODUCTION, INC.
(A Wholly-Owned Subsidiary of Cronus Corporation)
(A Development Stage Enterprise)

STATEMENT OF CASH FLOWS
For the period from April 4, 1996 (Inception) through March 31, 1997
____________


Cash flows from operating activities:
Net loss	                                   	$	(184,447)
Adjustments to reconcile net loss to net cash
  provided by operating activities:
	Increase in accounts payable		                  94,462
	Loss on investment in joint venture	          	110,782
	Valuation of receivables from non-operating investors
                                               		69,041
	Increase in due to parent                        		523
	Increase in receivable from related entity		   (14,715)
	Increase in receivables from non-operators		   (72,674)
		Total adjustments	                           	187,419
		Total cash provided by operating activities		   2,972
Cash flows from investing activities:
	Purchase of oil and gas leases		                (6,146)
	Cash advanced to joint venture		                (1,921)
			Total cash used in investing activities		     (8,067)
Cash flows from financing activities:
	Capital contribution                           		5,195
			Total cash provided by financing activities	  	5,195
Increase in cash	                                  	100
Cash, beginning of period		                          -0-
Cash, end of period	                              $	100

Non-Cash Investing and Financing Activities:
During 1997, $11,544 of oil and gas leases were contributed, at their respective fair market values, to the Company resulting in an increase in common stock, additional paid in capital, unproved oil and gas properties, and investment in joint venture. During 1997, the Company recorded a $56,810 increase in investment in joint venture through the assumption of accounts payable.

(The accompanying notes are an integral part of the financial statements.)


PETROSUN EXPLORATION AND PRODUCTION, INC.
(A Wholly-Owned Subsidiary of Cronus Corporation)
(A Development Stage Enterprise)

	NOTES TO FINANCIAL STATEMENTS

1.	Organization and Going Concern
Petrosun Exploration and Production, Inc. (the Company), was incorporated in Arizona in April, 1996. The Company was purchased by Cronus Corporation (Cronus), a Nevada Corporation, on March 31, 1997, and is involved in exploration and production of oil and natural gas. The Company is in its development stage and has not commenced production of oil and natural gas.
As shown in the accompanying financial statements, the Company has incurred losses during the development stage and has deficits in working capital and net worth. As a result, the Company has been unable to pay its debts and has issued common stock to meet its obligations as they come due. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management is working to obtain additional financing through the issuance of stock and long-term debt. This inflow of cash will be used to fund ongoing exploration and development of various oil and gas properties. At the date of these financial statements, these properties have not begun production and the Company has zero revenues. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	Summary of Significant Accounting Policies
Accounting Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Income Taxes
Income taxes are recognized during the year in which transactions enter into the determination of financial statement income, with deferred taxes being provided for temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws. Advertising
The cost of advertising is expensed when the advertisement first takes place. The Company does not participate in direct response advertising that requires the capitalization and amortization of related costs.
Investment in Joint Venture
The investment in joint venture is accounted for using the equity method. Under the equity method, the original investment is recorded at cost and is reduced to reflect a pro rata share of losses and distributions received, and increased to reflect a pro rata share of income and contributions made. During 1997, the Company's share of the joint ventures losses exceeded the related carrying amount. The excess totaled $46,408 at March 31, 1997 and has been reflected as a liability because the Company has guaranteed the joint ventures obligations.

3.	Accrued Litigation Settlement
During the period ended March 31, 1997, the Company incurred various expenses relating to the exploration and drilling of various oil leases. Due to the Company's inability to raise sufficient cash, these debts were not paid and two vendors have sued the Company and its management. On March 14, 1997 one vendor received a judgment of $19,989 against the Company. In February, 1997 the Company executed an agreement with the second vendor to make scheduled payments, but failed to make such payments. At March 31, 1997 the Company has included $77,800 in accounts payable to this company.

4.	Income Taxes
The Company has approximately $180,000 in operating loss carryforwards. No deferred tax asset has be recognized at March 31, 1997 because the Company is unsure as to or if when the net operating loss carry forwards may be realized.

5.	Unproved Oil and Gas Properties
The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed. Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.
On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.
On the sale of an entire interest in an unproved property for cash or cash equivalent, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained. Joint interest agreements result from an agreement among two or more working interest owners whereby the Company is designated as the operator for the development and operation of the jointly owned property.
The Company's direct ownership is included in the financial statements through it's proportional share of expenses, revenues and assets.

6.	Related Party Transactions
Until March 30, 1997, the Company was owned by a single shareholder. On March 31, 1997, 100% of the outstanding stock in the Company was exchanged for restricted, unregistered common stock in Cronus Corporation, a public company. The previous shareholder is currently a key employee of the Company. On April 15, 1997, the Company executed an employment agreement with this key employee at an annual salary of $60,000 plus performance bonuses, as specified in the agreement.
At March 31, 1997, the Company had net advances of $14,715 to Grayhawk Oil and Gas (Grayhawk). Grayhawk is owned by the Company's previous sole shareholder.

7. Investment in Joint Venture
Through the execution of three operating agreements, the Company conveyed a 59.4% working interest and a 47.5% revenue interest in an unproven oil and gas joint venture to three non-operating investors. Operating expenses of the joint venture totaled $272,694 for the period April 4, 1996 through March 31, 1997. The Company's share of the operating expenses totaled $110,782 and there were no revenues for the period. Cash paid on behalf of the joint venture exceeded contributions from non-operating investors by $72,674 for the period ended March 31, 1997. This amount has been recorded as receivables from non-operating investors in the accompanying balance sheet. The Company does not expect to receive payment from the investors and has recorded a valuation allowance of $69,041 at March 31, 1997. During the period April 4, 1996 through March 31, 1997, the Company contributed to the joint venture, cash of $1,921 and oil and gas leases with a book value of $5,643.

[ARTICLE] 5
[LEGEND]
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM THE AUDITED FINANCIAL STATEMENT OF THE COMPANY'S SUBSIDIARY, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.
[LEGEND]

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1997
[PERIOD-END]                               MAR-31-1997
[CASH]                                             100
[SECURITIES]                                         0
[RECEIVABLES]                                   18,348
[ALLOWANCES]                                    69,041
[INVENTORY]                                          0
[CURRENT-ASSETS]                                18,448
[PP&E]                                          17,690
[DEPRECIATION]                                       0
[TOTAL-ASSETS]                                  36,138
[CURRENT-LIABILITIES]                          198,203
[BONDS]                                              0
[COMMON]                                          2000
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[OTHER-SE]                                           0
[TOTAL-LIABILITY-AND-EQUITY]                    36,138
[SALES]                                              0
[TOTAL-REVENUES]                                     0
[CGS]                                                0
[TOTAL-COSTS]                                    4,623
[OTHER-EXPENSES]                                69,041
[LOSS-PROVISION]                               110,782
[INTEREST-EXPENSE]                                   0
[INCOME-PRETAX]                                      0
[INCOME-TAX]                                         0
[INCOME-CONTINUING]                                  0
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                 (184,447)
[EPS-PRIMARY]                                   (.011)
[EPS-DILUTED]                                   (.011)